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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 15, 2003


                                GERON CORPORATION

             (Exact name of registrant as specified in its charter)

          Delaware                    0-20859                  75-2287752
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
     of Incorporation)                                   Identification Number)

     230 Constitution Drive                                      94025
     Menlo Park, California                                   (Zip Code)
(Address of principal executive offices)



                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

On October 15, 2003, Geron Corporation announced its plans to publicly offer five million shares of its common stock in an offering made from a shelf registration statement that the Company filed in February 2002.

The Company's press release announcing the financing is filed as an exhibit to this Current Report on Form 8-K. The summary description of the event is qualified in its entirety by reference to the document filed as an exhibit hereto.


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Item 7.  Exhibits.

     Exhibits
     --------
     99.1           Press Release dated October 15, 2003.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GERON CORPORATION



Date:    October 15, 2003            By:       /s/ William D. Stempel
                                              ----------------------------------
                                     Name:    William D. Stempel
                                     Title:   Vice President and General Counsel


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

                                  EXHIBIT INDEX


     Exhibits
     --------
     99.1           Press Release dated October 15, 2003.


                                       5